CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Operating expenses:
Research and development expenses	$ 4,438	$ 673
General and administrative expenses	6,629	1,039
Costs related to aborted IPO		621
Operating loss	11,067	2,333
Financial expense, net	6,977	1,360
Loss before taxes on income	18,044	3,693
Taxes on income		27
Net loss	18,044	3,720
Net unrealized gain on available-for-sale investments	(2)
Total comprehensive loss	$ 18,042	$ 3,720
Net basic and diluted loss per share	$ (3.01)	$ (2.69)
Weighted average number of Common Stock used in computing basic and diluted net loss per share	6,002,052	1,448,363